Exhibit 10.28

ADOPTION AGREEMENT

ARTICLE 1

PROFIT SHARING/401(K) PLAN

1.01	PLAN INFORMATION
(a)	Name of Plan:

This is the Amphenol Corporation Employee Savings/401(k) Plan (the “Plan”)

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1701083461AA
2020 FMR LLC
All rights reserved.
1

AMENDMENT EXECUTION PAGE

Plan Name:Amphenol Corporation Employee Savings/401(k) Plan (the “Plan”)

Employer:Amphenol Corporation

[Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.]

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Plan Mergers Addendum	01/01/2024
Participating Employers Addendum	01/01/2024

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer:	Amphenol Corporation	Employer:	Amphenol Corporation

By:	/s/ Lily Mao	By:

Title:	VP Human Resources	Title:

Date:	11/30/2023	Date:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer's corporate policy mandates two authorized signatures.

Note: This page may be duplicated, if needed, to allow separate execution when the Employer indicated in Section 1.02(a) is changing.

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1701083461AA
2020 FMR LLC
All rights reserved.
2

PLAN MERGERS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

(a)

Plan Mergers - The following plan(s) were merged into the Plan on or after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable (the "merged-in plan(s)"). The provisions of the Plan are effective with respect to the merged-in plan(s) as of the date(s) indicated below:

(1)	Name of merged-in plan: Onanon, Inc.

Effective Date: 01/01/2023

(2)	Name of merged-in plan: Charles Industries, Ltd.

Effective Date: 01/01/2023

(3)	Name of merged-in plan: Amphenol Employee Deferral Savings 401(k) Plan (partial transfer only of the portion related to Amphenol Antenna Solutions, Inc.)

Effective Date: 01/01/2024

Note: If a 411(d)(6) protected benefit in a plan being merged into the Plan is not permitted in a pre-approved plan, as described in Section 6.03 of Revenue Procedure 2017-41, such provision must be discontinued no later than the merger date and shall apply only to the extent required under Code Section 411(d)(6).

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1701083461AA
2020 FMR LLC
All rights reserved.
3

PARTICIPATING EMPLOYERS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

Note: All participating employers must be a business entity of a type recognized under Treasury Regulation Section 301.7701-2(a).

(a)        ☑        Only the following Related Employers (as defined in Subsection 2.01(uu) of the Basic Plan Document) participate in the Plan (list each participating Related Employer and its Employer Tax Identification Number):

Amphenol (Maryland), Inc., 52-1176780

Amphenol Adronics, Inc., 99-0361205

Amphenol Alden Products Company, 20-4441798

Amphenol Antenna Solutions, Inc., 36-3685650

Amphenol Cables on Demand Corp., 20-5939172

Amphenol Custom Cable, 59-3598895

Amphenol EEC, Inc., 32-0040123

Amphenol Interconnect Products Corporation, 06-1237121

Amphenol Nelson-Dunn Technologies Inc., 95-2013186

Amphenol Network Solutions, Inc., 91-1182148

Amphenol Optimize Manufacturing Co., 86-0503978

Amphenol PCD, Inc., 04-3752492

Amphenol Printed Circuits, 02-0502908

Amphenol T&M Antennas, 06-1574456

Amphenol Tecvox LLC, 46-4191856

Ardent Concepts, 20-0050339

Charles Industry, LLC, 36-2660367, 01/01/2023

FCI USA LLC, 27-1370902

Onanon, Inc., 77-0023432, 01/01/2023

Piezotech, LLC, 35-2091566

SV Microwave, Inc., 65-0368031

Sine Systems Corporation, 06-1274360

Times Fiber Communications, Inc., 06-0955048

Times Microwave Systems, Inc., 01-0816035

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1701083461AA
2020 FMR LLC
All rights reserved.
4

(b)        ◻        All Related Employer(s) as defined in Subsection 2.01(uu) of the Basic Plan Document participate in the Plan as soon as administratively feasible.

(c)        ◻        All Related Employer(s) as defined in Subsection 2.01(uu) of the Basic Plan Document participate in the Plan at the time described in Subsection 2.01(u) of the Basic Plan Document.

(d)

Notwithstanding the previous specific inclusion of an employer as a participating employer through an election in (a), (b), or (c) above, unless specified otherwise by the Employer, a participating employer will cease participating in the Plan immediately when it is no longer a Related Employer and the term "Employer" shall not include such employer unless provided otherwise below.

(1)      ☑    If the common control relationship (as defined in Code Section 414(c)) of any participating employer changes in such a way that such participating employer is no longer a Related Employer, then such employer shall continue to be a participating employer and the Plan shall be a multiple employer plan as provided in Section 18.05 of the Basic Plan Document.

Pre-Approved Defined Contribution Plan – 06/30/2020		PS Plan
85085-1701083461AA
2020 FMR LLC
All rights reserved.
5